EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of BOOMERS’ CULTURAL DEVELOPMENT, INC (the  "Company") on Form 10-QSB for the period ended November 30, 2005, as filed with the Securities and Exchange  Commission  on the date hereof (the  "Report"),  I, Bruce Ellsworth, Chief Executive Officer of the Company,  certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                   /s/ Bruce Ellsworth

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Date: January 13, 2006                 Bruce Ellsworth

                                                      Chief Executive Officer